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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 1994

                         CADENCE DESIGN SYSTEMS, INC..
- - --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     1-10606              77-0148231
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(State or other jurisdiction of       (Commission          (IRS Employer
        incorporation)                File Number)       Identification No.)


                  555 River Oaks Parkway, San Jose, CA  95134
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (408) 943-1234
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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

       On October 27, 1994, Cadence Design Systems, Inc., a Delaware corporation (the "Registrant" or "Cadence"), acquired all third-party interests in River Oaks Place Associates L.P. (the "Partnership"), a real estate partnership in which Cadence was a 49% limited partner, pursuant to a letter agreement dated August 17, 1994 (the "ROPA Agreement") among Cadence, Morris Management Company ("Morris Management") and Morris Associates VI, L.P. ("Morris Associates"). Pursuant to the ROPA Agreement, Seely Properties,
Inc., a wholly-owned subsidiary of Cadence ("Seely"), acquired a 1% interest in the Partnership that was owned by the general partner, Morris Management, and Cadence acquired an additional 51% limited partner interest in the Partnership that was owned by Morris Associates. The Registrant paid approximately $6.1 million in cash for the partnership interests they acquired from Morris Management and Morris Associates. The funds paid to Morris Management and Morris Associates by Registrant came out of Registrant's working capital. The Partnership owns land and improvements with four office buildings which are leased to Cadence and are subject to a secured note and a deed of trust in favor of Prudential Life Insurance Company in the approximate amount of $23.7 million, which note is due August 1995. In connection with the acquisition of the partnership interest from Morris Management and Morris Associates, Cadence agreed to extend the term of its lease obligations by five years. The consideration paid was negotiated on the basis of certain studies and analyses of the land and improvements owned by the Partnership and discussions with Morris Management and Morris Associates regarding the condition and management of such land and improvements. Contemporaneously with Cadence's acquisition of Morris Management and Morris Associates' interests in the Partnership, the management agreement between Morris Management and the Partnership was terminated.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         None of the required financial statements are currently available. Pursuant to paragraph (a)(4) of Item 7, the required financial statements will Be filed as soon as practicable, but not later than January 13, 1995, unless waived.

(b)      Pro Forma Financial Information.

         None of the required pro forma financial information is currently available. Pursuant to paragraph (b)(2) of Item 7, the required pro forma financial information will be filed as soon as practicable, but not later than January 13, 1995, unless waived.

(c)      Exhibits.

2.01 Letter Agreement dated August 17, 1994 among the Registrant, Morris Management and Morris Associates, as amended.




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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 14, 1994
                                        CADENCE DESIGN SYSTEMS, INC.


                                           BY: /s/ H. Raymond Bingham
                                               -----------------------------
                                               H. RAYMOND BINGHAM
                                               Executive Vice President
                                               and Chief Financial Officer





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                               INDEX TO EXHIBITS

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Exhibit
Number                       Description of Exhibit
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
 2.01 Letter Agreement dated August 17, 1994 among the Registrant, Morris Management and Morris Associates, as amended.

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